Accounts Receivable, Net (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for doubtful accounts
Balance at beginning of year	$ 31,068,977	$ 21,088,503	$ 33,596,096
Bad debt expenses	13,050,644	16,013,208	454,624
Recoveries and (write-offs), net	(3,308,514)	(7,254,193)	(10,393,667)
Disposition of subsidiaries	(715,975)		(3,312,436)
Effect of exchange rate changes	115,134	1,221,459	743,886
Balance at end of year	$ 40,210,266	$ 31,068,977	$ 21,088,503